                                                                    EXHIBIT 99.1

[Logo of System Software Associates, Inc. Appears Here]             NEWS RELEASE
--------------------------------------------------------------------------------
Corporate Headquarters
500 West Madison - Chicago, Illinois, U.S.A. 60661 - Telephone: (312) 258-6000
Facsimile: (312) 474-7500

            SSA Announces Change in Accounting Method, 1996 Results


     CHICAGO--Jan. 7, 1997--System Software Associates, Inc.
(NASDAQ:SSAX) announced today a change in accounting method for revenue recognition and results for 1996 in light of that change.
     Joseph J. Skadra, Chief Financial Officer of SSA, said, "After consultation with the Company's new independent auditors, KPMG Peat Marwick LLP, the Company decided to change its accounting for reseller agreements so that revenue is recorded at the time of sale to the end user. Reseller agreements are common in the software industry, and this change of method makes for a more conservative accounting practice."
     Roger E. Covey, CEO and Chairman, commented that "the net effect of this change in accounting method was to take approximately $46 million of revenue and associated income out of 1996 and push it into later accounting periods. This included a reduction in fourth quarter 1996 revenue of approximately $12 million."
     With the change in accounting method, revenue for the fourth fiscal quarter ended October 31, 1996 was $109.4 million, as compared to $122.7 million in the same period of the prior year. Earnings per share showed a loss for the quarter of $.13 per share as compared with a profit of $.35 per share in the prior year. Fourth quarter expenses were affected by a substantial increase in reserves for warranty and doubtful accounts as well as accounts receivable write-offs, which altogether totaled $10.5 million.
     Roger E. Covey, SSA CEO and Chairman, said: "We were very pleased with the strong sequential growth in our software license revenue, despite very disappointing results in Europe. Software license fee revenue rose to $81.6 million, up 81% from the third quarter, reflecting early success from our roll-out of BPCS Client/Server version 6.0. We had the best ever quarter in our North America operations, as well as strong results in the Asia Pacific region. The success of our North America and Asia Pacific business was the result of strong marketplace acceptance of BPCS Client/Server version 6.0. This strong acceptance validates both SSA's product strategy and product delivery."

                                                   Quarter Ended                                 Year Ended
                                    October           October        Percent        October        October        Percent
                                      31,               31,          Change           31,            31,          Change
                                     1996              1995(1)                       1996           1995(1)
                                    ----------------------------------------        -------------------------------------
Total Revenues                     $ 109.4           $ 122.7         (10.8)        $ 340.8        $ 374.1          (8.9)
  License Fees                        81.5             91.6          (11.0)          226.7          250.0          (9.3)
  Client Services & Other             27.9             31.1          (10.3)          114.1          124.1          (8.1)
Income Before Income Taxes and
  Minority Interest                   (8.9)            23.2           N.A.           (51.4)          40.9           N.A.
Net Income                            (5.7)            15.3           N.A.           (32.8)          26.6           N.A.
Earnings per Share                  $(0.13)           $0.35           N.A.          $(0.76)         $0.63           N.A.

                                                          (1) As restated


     In the fourth quarter SSA also had its best ever cash collection quarter. At quarter end cash balances stood at over $38 million, up form $19 million at the beginning of the quarter. Accounts Receivable, net of reserves, declined by $23 million during the quarter. Days sales outstanding declined from 205 to 193.
     Finally, Mr. Covey concluded that: "SSA is brilliantly positioned to compete and grow in the global market for industrial sector enterprise systems. The recent strong marketplace acceptance of BPCS Client/Server version 6.0 validates both our product and technology strategies. Our worldwide pipeline of new business opportunities is far and away the largest in the history of the Company. We enter our new fiscal year with strong momentum and great confidence."

     The change in accounting method also affected the first three quarters of fiscal 1996 as follows:


                                    January           January        April          April          July           July
                                      31,               31,           30,            30,            31,            31,
                                    1996 as           1996 as        1996 as        1996 as        1996 as        1996 as
                                    reported          adjusted       reported       adjusted       reported       adjusted
                                   ---------------------------------------------------------------------------------------
Total Revenues                     $ 87.8            $ 76.6          102.1         $ 82.5         $ 75.3         $ 72.2
  License Fees                       59.3              48.1           71.5           51.9           48.2           45.1
  Client Services & Other            28.5              28.5           30.6           30.6           27.1           27.1
Income Before Income Taxes and
  and Minority Interest               4.5               (.7)            .4          (10.1)         (29.9)         (31.6)
Net Income                            2.9               (.4)            .3           (6.4)         (19.1)         (20.2)
Earnings per share                 $ 0.07            $(0.01)         $0.01         $(0.15)        $(0.44)        $(0.47)


                       SYSTEM SOFTWARE ASSOCIATES, INC.
                       CONSOLIDATED STATEMENTS OF INCOME
                     (in millions, except per share data)


                                     Three Months Ended
                                         October 31,          Year Ended
                                         (unaudited)          October 31,
                                    --------------------   ------------------
                                               As                     As
                                            Restated               Restated
                                    1996(A)   1995         1996(A)   1995
                                    --------------------   ------------------
Revenues:
  License fees                      $ 81.5    $ 91.6       $ 226.7   $ 250.0
  Client services and other           27.9      31.1         114.1     124.1
                                    -------   -------      --------  --------
    Total revenues                   109.4     122.7         340.8     374.1
                                    -------   -------      --------  --------
Costs and Expenses:
  Cost of license fees                23.5      18.4          66.9      64.9
  Cost of client services
    and other                         24.2      20.5          89.0      76.8
  Sales and marketing                 32.4      29.7         103.8      87.6
  Research and development            16.2      11.2          54.4      40.2
  General and administrative          27.8      19.6          85.5      63.5
                                    -------   -------      --------  --------
    Total costs and expenses         124.1      99.4         399.6     333.0
                                    -------   -------      --------  --------
Operating income (loss)              (14.7)     23.3         (58.8)     41.1
Gain on sale of available-
  for-sale securities                  9.5         -          13.1         -
Other non-operating income
  (expense), net                      (3.7)     (0.1)         (5.7)     (0.2)
                                    --------  -------      --------   --------
Income (loss) before income
  taxes and minority interest         (8.9)     23.2         (51.4)     40.9
Provision (benefit) for
  income taxes                        (3.2)      7.9         (18.6)     14.2
                                    --------  -------      --------   --------
Income (loss) before minority
  interest                            (5.7)     15.3         (32.8)     26.7
Minority interest                        -         -             -      (0.1)
                                    -------   -------      --------   --------

Net income (loss)       $ (5.7)     $ 15.3     $(32.8)     $ 26.6
                        =======     =======    =======     =======
Earnings (loss) per
  share                 ($0.13)     $ 0.35     ($0.76)     $ 0.63
                        =======     =======    =======     =======
Dividends per share     $    -      $    -     $ 0.10      $ 0.08
                        =======     =======    =======     =======
Weighted average common
  and equivalent shares
  outstanding             42.9        42.8       43.0        42.2
                        =======     =======    =======     =======

(A) After giving effect to change in accounting method retroactive to beginning of year.

                       SYSTEM SOFTWARE ASSOCIATES, INC.
                          CONSOLIDATED BALANCE SHEETS
                                    ASSETS
                                 (in millions)

                                                            As Restated
                                           October 31,      October 31,
                                              1996             1995
                                           -----------      -----------
CURRENT ASSETS
  Cash and equivalents                     $   38.1         $   57.1
  Accounts receivable, less
    allowance for doubtful accounts
    of $16.5 and $12.5                        163.6            184.6
  Income taxes receivable                       4.4                -
  Deferred income taxes                        10.1              7.0
  Prepaid expenses and other
    current assets                             25.5             21.3
                                           ---------        ---------
      Total current assets                    241.7            270.0
                                           ---------        ---------
PROPERTY and EQUIPMENT:
  Data processing equipment                    37.3             30.9
  Furniture and office equipment               18.7             14.1
  Leasehold improvements                        9.0              7.8
  Transportation equipment                      2.3              2.8
                                           ---------        ---------
                                               67.3             55.6
  Less - Accumulated depreciation
    and amortization                           39.5             31.3
                                           ---------        ---------
      Total property and equipment             27.8             24.3
                                           ---------        ---------
OTHER ASSETS:
  Software costs, less accumulated
    amortization of $61.1 and $41.1            82.8             59.0
  Cost in excess of net assets of
    acquired businesses, less
    accumulated amortization of
    $8.7 and $6.0                              22.8             18.2
  Deferred income taxes                         1.2                -
  Investments in associated companies           2.2             16.5
  Miscellaneous                                 5.9              5.2
                                           ---------        ---------
      Total other assets                      114.9             98.9
                                           ---------        ---------
TOTAL ASSETS                               $  384.4         $  393.2
                                           =========        =========

                       SYSTEM SOFTWARE ASSOCIATES, INC.
                          CONSOLIDATED BALANCE SHEETS
                     LIABILITIES AND STOCKHOLDERS' EQUITY
                       (in millions, except share data)

                                                           As Restated
                                         October 31,        October 31,
                                            1996               1995
                                         -----------       ------------
CURRENT LIABILITIES:
  Short term borrowings and current
    maturities of senior notes payable   $   72.4          $   4.0
  Accrued commissions and royalties          26.3             28.7
  Accounts payable and other accrued
    liabilities                              62.5             46.9
  Accrued compensation and related
    benefits                                 23.8             23.5
  Deferred revenue                           58.8             61.7
  Income taxes payable                          -             12.9
                                         ---------         --------
      Total current liabilities             243.8            177.7
                                         ---------         --------
LONG-TERM OBLIGATIONS                         2.7             33.9
                                         ---------         --------
DEFERRED REVENUE                             27.7             27.3
                                         ---------         --------
DEFERRED INCOME TAXES                           -              9.9
                                         ---------         --------
MINORITY INTEREST IN CONSOLIDATED
  SUBSIDIARIES                                  -              1.0
                                         ---------         --------
STOCKHOLDERS' EQUITY:
  Preferred stock, $.01 par value,
    100,000 shares authorized, none
    issued or outstanding                       -                -
  Common stock, $.0033 par value,
    60,000,000 shares authorized,
    42,577,000 and 42,094,500 shares
    issued                                    0.1              0.1
  Capital in excess of par value             32.8             26.1
  Retained earnings                          78.5            115.5
  Unrealized gain on available-for-
    sale securities                             -              2.5
  Cumulative translation adjustment          (1.2)            (0.8)
                                         ---------         --------

      Total stockholders' equity             110.2           143.4
                                           --------        --------
TOTAL LIABILITIES AND STOCKHOLDERS'
  EQUITY                                   $ 384.4         $ 393.2
                                           ========        ========

     The industry leader in the continuing evolution of distributed object software, SSA is the top provider of cost-effective business enterprise information systems to the industrial sector worldwide. SSA's product line BPCS Client/Server provides business process re-engineering and integration of all operations, including multi-mode manufacturing processes, supply chain management, and global financial solutions. The BPCS client/Server solution delivers unparalleled agility, interoperability and reconfigurability to meet changing market demands in its comprehensive product suite. The distributed object computing architecture of BPCS Client/Server provides the benefits of next generation technology in conformance with industry standards. SSA and its business partners provide full implementation support for BPCS Client/Server in over 70 countries.

                 CONTACT:  System Software Associates, Inc., Chicago
                           Investor Relations:  Joseph J. Skadra, 312/258-6000
                                                Facsimile:  312/474-7500
                           Corporate:  Roger E. Covey, 312/258-6000
                                       Facsimile:  312/474-7500
                                       rec@ssax.com